INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 16: INCOME TAXES

The following table summarizes the significant differences between the U.S. Federal statutory tax rate and the Company’s effective tax rate for financial statement purposes for the years ended December 31, 2021 and 2020:

	2021	2020
Federal income taxes at statutory rate	21.00%	21.00%
State income taxes at statutory rate	8.90%	6.90%
Permanent differences	0.00%	0.00%
Stock compensation/consultant stock	19.80%	0.00%
Debt discounts	(2.27)%	0.00%
Change in valuation allowance	(47.43)%	(27.90)%
Totals	0.00%	(0.00)%

The following is a summary of the net deferred tax asset (liability) as of December 31, 2021 and 2020:

	As of December 31, 2021	As of December 31, 2020
Deferred tax assets (liabilities):
Net operating losses	$580,302	$277,704
Stock compensation/consultant stock	3,308,200	-
Debt discounts	(378,743)	-
Other expense	-	-
Total deferred tax assets (liabilities)	3,509,759	79,005
Less: Valuation allowance	(3,509,759)	(79,005)

Net deferred tax assets (liabilities)	$-	$-

Section 382 of the Internal Revenue Code provides an annual limitation on the amount of federal NOLs and tax credits that may be used in the event of an ownership change. During 2020, the Company wrote off all of the net operating losses due to an ownership change. The Company had a net operating loss carryforward totaling approximately $16,713,136 at December 31, 2021.

The Company classifies accrued interest and penalties, if any, for unrecognized tax benefits as part of income tax expense. The Company did not accrue any penalties or interest as of December 31, 2021 and 2020.

The provision (benefit) for income taxes for the year ended December 31, 2021 and 2020 is as follows and represents minimum state taxes:

Current	$800	$800
Deferred	-	-

Total	$800	$800